UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 27, 2018

KVH Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28082	05-0420589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Enterprise Center, Middletown, RI 02842
(Address of Principal Executive Offices and zip code)

(401) 847-3327
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 2, 2018, we issued a press release announcing our financial results for the quarter and year ended December 31, 2017 and forward-looking statements related to the first quarter 2018 and full year 2018. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 2.02 of Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (or the Securities Act), or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
On February 27, 2018, we entered into a stock purchase agreement with SKY Perfect JSAT Corporation, or SJC, pursuant to which we agreed to sell 376,569 shares of our common stock to SJC for a purchase price of $11.95 per share, or an aggregate of $4.5 million, in a private placement outside the United States in reliance upon the exemptions from registration afforded by Section 4(a)(2) of the Securities Act and Regulation S promulgated under the Securities Act. The transaction closed on February 28, 2018. The purchase agreement contains a standstill provision which for a period of two years, subject to certain exceptions, prevents SJC or another person acting on its behalf from, among other things, directly or indirectly effecting, proposing or participating in, or encouraging others to effect, propose or participate in, any acquisition of our voting securities, any tender or exchange offer, merger or other business combination involving our company, any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to our company, any acquisition of a material portion of our assets, any solicitation of proxies or consents with respect to our voting securities, or acting to seek to control or influence our management or board of directors.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d)Exhibits

Exhibit No.	Description
99.1	March 2, 2018 press release entitled "KVH Industries Reports Fourth Quarter and Full Year 2017 Results" (furnished pursuant to Item 2.02)

EXHIBIT INDEX

Exhibit No.	Description
99.1	March 2, 2018 press release entitled "KVH Industries Reports Fourth Quarter and Full Year 2017 Results" (furnished pursuant to Item 2.02)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.
Date: March 2, 2018	BY:	/s/ DONALD W. REILLY
Donald W. Reilly
Chief Financial Officer